SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 15, 2004

COMPASS BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-6032	63-0593897

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South 20th Street, Birmingham, Alabama	35233

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (205) 297-3000

N/A

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On October 15, 2004, Compass Bancshares, Inc. issued a press release announcing its financial results for the three and nine-month periods ended September 30, 2004. This press release, dated October 15, 2004, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

99.1	Compass Bancshares, Inc. Press Release dated October 15, 2004

Exhibit Index

Exhibit No.	Description of Document
99.1	Press Release, dated October 15, 2004, issued by Compass Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 15, 2004

COMPASS BANCSHARES, INC.

	By:	/s/ Kirk P. Pressley

Kirk P. Pressley
Chief Accounting Officer